     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 2003

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      Lexington Corporate Properties Trust
--------------------------------------------------------------------------------
       (Name of Registrant as Specified In Its Organizational Documents)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                              355 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 692-7260

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 2003

                            ------------------------

To the Shareholders of

Lexington Corporate Properties Trust:

     The 2003 Annual Meeting of Shareholders of Lexington Corporate Properties Trust (the "Company") will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 on Wednesday, May 21, 2003, at 10:00 a.m., New York City time, for the following purposes:

        (1) to elect eight trustees to serve until the 2004 Annual Meeting of Shareholders; and

        (2) to transact such other business as may properly come before the 2003 Annual Meeting.

     Only holders (the "Shareholders") of record at the close of business on April 9, 2003 are entitled to notice of and to vote at the 2003 Annual Meeting of Shareholders or any adjournments thereof. A list of Shareholders will be available for inspection during normal business hours at the offices of the Company located at 355 Lexington Avenue, New York, New York 10017, during the ten days preceding the 2003 Annual Meeting of Shareholders.

                                          By Order of the Board of Trustees,

                                          PAUL R. WOOD
                                          Vice President, Chief Accounting
                                          Officer
                                          and Secretary
New York, New York
April 15, 2003

     PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BY WRITTEN NOTICE TO THE COMPANY PRIOR TO ITS EXERCISE. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND AFFIRMATIVELY INDICATE YOUR INTENTION TO VOTE AT SUCH MEETING.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                              355 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 692-7260

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lexington Corporate Properties Trust (the "Company") for use at the 2003 Annual Meeting of Shareholders, and at any adjournments thereof (the "Annual Meeting"), to be held on Wednesday, May 21, 2003, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 at 10:00 a.m. New York City time. This Proxy Statement and the related proxy card are first being sent to the holders (the "Shareholders") of common shares, par value $0.0001 per share (the "Common Shares") of the Company on or about April 15, 2003.

     Valid proxies will be voted as specified thereon at the Annual Meeting. Any person giving a Proxy may revoke it by written notice to the Company at any time prior to its exercise. Attendance at the Annual Meeting will not constitute a revocation of a proxy unless the Shareholder affirmatively indicates at the Annual Meeting that such Shareholder intends to vote such Shareholder's shares in person.

                                 ANNUAL REPORT

     The Annual Report to Shareholders and Form 10-K of the Company for the year ended December 31, 2002, including financial statements audited by KPMG LLP, the Company's independent auditors, and their report thereon dated January 28, 2003, except as it relates to note 18 to such financial statements for which the report is as of March 15, 2003, are being mailed together with this Proxy Statement to each Shareholder. Except as specifically incorporated herein by reference, the Annual Report is not part of the proxy solicitation material.

                               VOTING SECURITIES

     The Shareholders of record of Common Shares of the Company at the close of business on April 9, 2003 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 30,440,885 Common Shares, each entitled to one vote per share on all matters submitted to a vote of Shareholders.

     Unless contrary instructions are indicated on the Proxy, all Common Shares represented by valid proxies received pursuant to this solicitation, unless previously revoked, will be voted at the Annual Meeting FOR the election of the eight nominees to serve as trustees until the 2004 Annual Meeting of Shareholders.

     Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a plurality of the Common Shares cast at the Annual Meeting will be sufficient to elect each candidate for election as a trustee. Therefore, abstentions as to the election of trustees will not affect the election of the candidates receiving a plurality of the votes cast. Abstentions as to the other proposal will have the same effect as votes against such proposal. If a Shareholder is a participant in the Company's Dividend Reinvestment Plan, the proxy card enclosed herewith represents shares in the participant's account, as well as shares held of record in the participant's name.

     The Company knows of no business, other than that set forth above, to be presented at the Annual Meeting which would be a proper subject for action by the Shareholders. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, it is intended that any share represented by a proxy in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.

                 SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS,
                        TRUSTEES AND EXECUTIVE OFFICERS

     The following table indicates, as of February 28, 2003, (a) the number of Common Shares beneficially owned by each person known by the Company to own in excess of five percent of the outstanding Common Shares, each trustee and each executive officer named in the Summary Compensation Table under "COMPENSATION OF EXECUTIVE OFFICERS" below, and by all trustees and executive officers as a group, and (b) the percentage such shares represent of the total outstanding Common Shares. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated.

                                                           BENEFICIAL OWNERSHIP OF
NAME OF BENEFICIAL OWNER                                          SHARES(1)          PERCENTAGE OF CLASS
------------------------                                   -----------------------   -------------------
E. Robert Roskind........................................         2,073,805(2)               6.49%
  c/o Lexington Corporate Properties Trust
  355 Lexington Avenue
  New York, NY 10017
Richard J. Rouse.........................................           403,494(3)               1.32%
T. Wilson Eglin..........................................           314,828(4)               1.03%
Patrick Carroll..........................................           232,933(5)                  *
William N. Cinnamond.....................................           102,611(6)                  *
Carl D. Glickman.........................................           178,820(7)                  *
Geoffrey Dohrmann........................................            28,885(8)                  *
Jack A. Shaffer..........................................             5,326                     *
Seth M. Zachary..........................................            45,659(9)                  *
All trustees and executive officers as a group (10                3,419,591                 10.59%
  persons)...............................................

---------------
  *  Represents beneficial ownership of less than 1.00%
(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each beneficial owner named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other beneficial owner.
(2) Includes (i) 1,487,183 limited partnership units held by Mr. Roskind and entities controlled by Mr. Roskind in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P. each of which is a subsidiary of the Company, which are exchangeable, on a one-for-one basis, for Common Shares,
    (ii) options to purchase 25,000 Common Shares at an exercise price of $15.50 per share, (iii) 234,735 Common Shares held in a trust established by the Company which Mr. Roskind is the beneficiary and (iv) 82,847 Common Shares owned of record by Mr. Roskind's wife.
(3) Includes (i) 86,494 limited partnership units held by Mr. Rouse in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P., which are exchangeable, on a one-for-one basis, for Common Shares, (ii) options to purchase 25,000 Common Shares at an exercise price of $15.50 per share, and
    (iii) 164,140 Common Shares held in a trust established by the Company which Mr. Rouse is the beneficiary.
(4) Includes (i) options to purchase 25,000 Common Shares at an exercise price of $15.50 per share, (ii) 187,344 Common Shares held in a trust established by the Company which Mr. Eglin is the beneficiary.
(5) Includes (i) options to purchase 94,219 Common Shares at exercise prices ranging from $9.00 -- $15.50 per share and (ii) 82,955 Common Shares held in a trust established by the Company which Mr. Carroll is the beneficiary.

(6) Includes (i) options to purchase 62,991 Common Shares at exercise prices ranging from $13.80 -- $15.50 per share and (ii) 21,511 Common Shares held in a trust established by the Company which Mr. Cinnamond is the beneficiary.
(7) Includes options to purchase 22,500 Common Shares at exercise prices ranging from $9.00 -- $15.50 per share.
(8) Includes options to purchase 20,000 Common Shares at exercise prices ranging from $11.8125 -- $15.50 per share.
(9) Includes options to purchase 5,000 Common Shares at an exercise price of $15.50 per share.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's trustees and executive officers to file initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Trustees and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's trustees and executive officers, the Company believes that during 2002 fiscal year the Company's trustees and executive officers complied with all
Section 16(a) filing requirements applicable to them, except that Mr. Shaffer inadvertently omitted one transaction on his Form 4 for April 2002 relating to the purchase of 1,000 Common Shares, which was reported on an amended Form 4 filed in November 2002. Additionally, Mr. Carroll inadvertently omitted one transaction from his Form 4 for each of March 2000, June 2000 and February 2001 relating to the purchase of an aggregate of 780 Common Shares, each of which was reported on an amended Form 4 filed in October 2002.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

BOARD OF TRUSTEES

     The Board of Trustees of the Company currently consists of seven trustees and the entire Board and an additional individual are nominated to be elected at the Annual Meeting with respect to which this Proxy Statement is being distributed. Election of trustees requires the affirmative vote of a plurality of the votes cast by the Shareholders of the outstanding Common Shares. The eight nominees for trustee are E. Robert Roskind, Richard J. Rouse, T. Wilson Eglin, Geoffrey Dohrmann, Carl D. Glickman, Kevin W. Lynch, Jack A. Shaffer and Seth M. Zachary. All of the nominees are presently serving as trustees of the Company with the exception of Mr. Lynch. Each nominee has consented to being named in the Proxy Statement and to serve if elected. If elected, each nominee is expected to serve until the Company's 2004 Annual Meeting of Shareholders and until his successor is elected. Background information relating to the nominees for election appears below.

     THE ENCLOSED PROXY, IF PROPERLY COMPLETED, SIGNED, DATED AND RETURNED, AND UNLESS AUTHORITY TO VOTE IS WITHHELD OR A CONTRARY VOTE IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THESE EIGHT NOMINEES. In the event any such nominee becomes unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such substitute nominee as may be designated by the Board of Trustees. All trustees serve for a term of one year and until their respective successors are elected.

     The following information relates to the nominees for election as trustees of the Company:

NAME                                                       BUSINESS EXPERIENCE
----                                   ------------------------------------------------------------
E. ROBERT ROSKIND....................  Mr. Roskind has served as the Chairman of the Board of
Age 58                                 Trustees since October 1993 and was Co-Chief Executive
                                       Officer of the Company from October 1993 to January 2003.
                                       Mr. Roskind founded The LCP Group, L.P. ("LCP"), a real
                                       estate advisory firm, in 1973 and has been its Chairman
                                       since 1976. LCP has been the general partner of various
                                       limited partnerships with which the Company has had prior
                                       dealings. Mr. Roskind received his B.S. in 1966 from the
                                       University of Pennsylvania and is a 1969 Harlan Fiske Stone
                                       Graduate of the Columbia Law School. Mr. Roskind is on the
                                       Board of Directors of Clarion CMBS Value Fund, Inc.
RICHARD J. ROUSE.....................  Mr. Rouse has served as the Chief Investment Officer of the
Age 57                                 Company since January 2003, as Vice Chairman of the Board of
                                       Trustees since April 1996 and as a trustee of the Company
                                       since October 1993. Mr. Rouse served as President of the
                                       Company from October 1993 to April 1996, and as Co-Chief
                                       Executive Officer from October 1993 to January 2003. Mr.
                                       Rouse graduated from Michigan State University in 1968 and received his M.B.A. in 1970 from the Wharton School of
                                       Finance and Commerce of the University of Pennsylvania.
T. WILSON EGLIN......................  Mr. Eglin has served as Chief Executive Officer of the
Age 38                                 Company since January 2003, Chief Operating Officer of the
                                       Company since October 1993 and as a trustee since May 1994.
                                       Mr. Eglin served as Executive Vice President from October
                                       1993 to April 1996, and since April 1996 has served as the
                                       President. Mr. Eglin received his B.A. from Connecticut
                                       College in 1986.

NAME                                                       BUSINESS EXPERIENCE
----                                   ------------------------------------------------------------
GEOFFREY DOHRMANN....................  Mr. Dohrmann has served as a trustee since August 2000. Mr.
Age 52                                 Dohrmann co-founded Institutional Real Estate, Inc., a real estate-oriented publishing and consulting company in 1987
                                       and is currently its Chairman and Chief Executive Officer.
                                       Mr. Dohrmann also belongs to the advisory boards for the
                                       National Real Estate Index, The Journal of Real Estate
                                       Portfolio Management and Center for Real Estate Enterprise
                                       Management. Mr. Dohrmann is also a fellow of the Homer Hoyt
                                       Institute and holds the Counselors of Real Estate (CRE)
                                       designation.
CARL D. GLICKMAN.....................  Mr. Glickman has served as a trustee since May 1994. Mr.
Age 76                                 Glickman has been President of The Glickman Organization, a real estate development and management firm, since 1953. Mr.
                                       Glickman is on the Board of Directors of Alliance Tire &
                                       Rubber Co., Ltd., Bear Stearns Companies, Inc., and
                                       Jerusalem Economic Corporation Ltd.
KEVIN W. LYNCH.......................  Mr. Lynch co-founded and has been a Principal of The
Age 50                                 Townsend Group since 1983. The Townsend Group is the largest real estate consulting firm to institutional investors in
                                       the United States. Mr. Lynch is a frequent industry speaker and member of the Pension Real Estate Association and the
                                       National Council of Real Estate Investment Fiduciaries. He
                                       currently sits on the Real Estate Advisory Board for New
                                       York University and is a Director for First Industrial
                                       Realty Trust. Although Mr. Lynch is not currently serving as a trustee, he previously served as a trustee from May 1996 to May 2000.
JACK A. SHAFFER......................  Mr. Shaffer has served as a trustee since April 2002. Mr.
Age 73                                 Shaffer is the Principal, Co-Founder and Chairman of Jack A.
                                       Shaffer & Company LLC, a real estate investment advisory
                                       firm. Prior to starting Jack A. Shaffer & Company LLC in
                                       2000, Mr. Shaffer served as Principal and Managing Director of International Relations for Sonnenblock-Goldman Company.
                                       Mr. Shaffer is a Governor and Trustee of the Urban Land
                                       Institute.
SETH M. ZACHARY......................  Mr. Zachary has served as a trustee since November 1993.
Age 50                                 Since 1987, Mr. Zachary has been a partner, and is currently the Chairman, of the law firm Paul, Hastings, Janofsky &
                                       Walker LLP, counsel to the Company.

                                   MANAGEMENT

BOARD OF TRUSTEES AND COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Company held sixteen meetings during the fiscal year ended December 31, 2002. Each incumbent trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and all committees on which he served. The Board of Trustees has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee.

     Audit Committee. The principal functions of the Audit Committee include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of the audit, and reviewing the adequacy of the Company's internal accounting controls. As of December 31, 2002, the Audit Committee was comprised of Messrs. Dohrmann, Glickman and Shaffer, all of whom are independent. During the fiscal year ended December 31, 2002 the Audit Committee met five times including quarterly telephonic meetings with management and the independent accountants to discuss matters concerning 2002.

     Compensation Committee. The principal functions of the Compensation Committee are to determine the compensation for the Company's executive officers and to administer and review the Company's incentive compensation plans. As of December 31, 2002, the Compensation Committee was comprised of Messrs. Shaffer and Zachary and during the fiscal year ended December 31, 2002 met three times.

     Executive Committee. The principal function of the Executive Committee is to exercise the authority of the Board of Trustees regarding routine matters performed in the ordinary course of business. As of December 31, 2002, the Executive Committee was comprised of Messrs. Eglin, Glickman and Roskind. During the fiscal year ended December 31, 2002 the Executive Committee did not meet.

     Nominating and Governance Committee. The principle function of the Nominating and Governance Committee is to identify individuals qualified to become trustees and/or executive officers, develop corporate governance guidelines, lead the annual review of the Board and make recommendations for service on all other committees. This Committee was formed in December 2002 and did not meet during the fiscal year ended December 31, 2002. As of December 31, 2002 the Nominating and Governance Committee was comprised of Messrs. Dohrmann, Glickman and Shaffer. The Nominating and Governance Committee does not currently intend to consider trustee nominations by Shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2002, the Company issued 34,483 common shares to Mr. Carroll in respect of a 15 year, 8% interest only recourse note for $500,000.

     In February 2003, Messrs. Rouse, Eglin and Carroll repaid their recourse notes (including accrued interest thereon), in the amounts of $1,006,230, $1,006,230 and $510,003, respectively, by delivering to the Company 62,305, 62,305 and 31,579 Common Shares of the Company.

     Beginning in June 2002, each of the Company's trustees and executive officers has entered into an indemnification agreement with the Company. Pursuant to these agreements, the Company agrees to indemnify each trustee and executive officer who is a party to such an agreement against any and all judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by the trustee or executive officer of the Company or in a similar capacity for any other entity at the Company's request. These agreements include certain limitations on the Company's obligations in certain circumstances, particularly in situations in which such indemnification is prohibited or limited by applicable law.

     Each transaction described above was unanimously approved by the independent members of the Board of Trustees.

CERTAIN BUSINESS RELATIONSHIPS

     Seth M. Zachary, who is presently serving as a member of the Board of Trustees and is a nominee to serve as a trustee until the 2004 Annual Meeting of Shareholders, is a partner of Paul, Hastings, Janofsky & Walker LLP, which is the general counsel to the Company. The Company, including all investees, paid Paul, Hastings, Janofsky & Walker LLP $1,312,978.62 for services during 2002. The Company intends to continue to retain the services of Paul, Hastings, Janofsky & Walker LLP for general, real estate, corporate and other matters.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Summary of Cash and Certain Other Compensation. The following table sets forth the summary compensation to the Chairman of the Board of Trustees and the four other most highly paid executive officers of the Company for the calendar years 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                        -----------------------------------
                                               ANNUAL                                              PAYOUTS
                                            COMPENSATION                                          ---------
                                          -----------------                     AWARDS              LONG
                                                               OTHER    -----------------------     TERM        ALL
                                                              ANNUAL    RESTRICTED   SECURITIES   INCENTIVE    OTHER
                                FISCAL                        COMPEN-     SHARE      UNDERLYING     PLAN      COMPEN-
NAME AND                         YEAR     SALARY     BONUS    SATION      AWARDS      OPTIONS      PAYOUTS    SATION
PRINCIPAL POSITION              ENDED       ($)     ($)(1)      ($)       ($)(2)       (#)(3)        ($)      ($)(4)
------------------             --------   -------   -------   -------   ----------   ----------   ---------   -------
E. Robert Roskind(5).........  12/31/02   320,000    23,333      --      174,174       50,000         --        640
  Chairman of the Board of     12/31/01   315,000    83,700      --      259,875       70,000         --        835
  Trustees                     12/31/00   300,000   309,297      --      180,000      280,000         --        835
Richard J. Rouse(5)..........  12/31/02   270,000    21,250      --      138,229       50,000         --        640
  Vice Chairman and            12/31/01   250,000    68,185      --      236,250      100,000         --        835
  Chief Investment Officer     12/31/00   225,000   233,915      --      126,000      190,000         --        835
T. Wilson Eglin(5)...........  12/31/02   275,000    21,458      --      141,004       50,000         --        640
  Chief Executive Officer,     12/31/01   255,000    69,362      --      236,250      100,000         --        835
  President and Chief          12/31/00   240,000   249,200      --      126,000      161,250         --        835
  Operating Officer
Patrick Carroll(6)...........  12/31/02   220,000    19,167      --      113,352       50,000         --        640
  Chief Financial Officer,     12/31/01   205,000    57,462      --      141,750       75,000         --        835
  Treasurer and Executive      12/31/00   190,000   198,700      --       72,000       65,000         --        835
  Vice President
William N. Cinnamond(7)......  12/31/02   220,000    19,167      --       85,002       50,000         --        640
  Senior Vice President        12/31/01    73,000   137,933      --           --       50,000         --        278

---------------

(1) Bonus amounts include amounts contributed at the election of the Company pursuant to the Company's plan established under Section 401 (k) of the Internal Revenue Code of 1986, as amended, and year-end awards at the discretion of the Compensation Committee of the Board of Trustees.

(2) Restricted share awards vest ratably over 5 years and were valued at the fair market value of the common shares on the date of grant.

(3) Options to acquire common shares at exercise prices equal to the fair market value of the Common Shares on the grant dates.

(4) Amount represents the dollar value of life insurance premiums paid by the Company during the applicable fiscal year with respect to the life of the named executive officer.

(5) Messrs. Roskind and Rouse served as Co-Chief Executive Officers of the Company until January 2003. Mr. Eglin was elected Chief Executive Officer of the Company effective January 2003.

(6) Mr. Carroll was named Executive Vice President in January 2003.

(7) Mr. Cinnamond became Senior Vice President of the Company in September 2001. As part of his employment agreement, Mr. Cinnamond was guaranteed a cash bonus of $135,000 relating to 2001.

     Stock Options. The following table sets forth certain information concerning common share options granted during the fiscal year ended December 31, 2002 to each of the executive officers named in the Summary Compensation Table. Since inception, the Company has not granted any share appreciation or dividend equivalent rights.

                       OPTION GRANTS IN FISCAL YEAR 2002

                                 INDIVIDUAL GRANTS                                    POTENTIAL REALIZABLE
                           -----------------------------                                VALUE AT ASSUMED
                           NUMBER OF    PERCENTAGE(%) OF                              ANNUAL RATES OF SHARE
                           SECURITIES    TOTAL OPTIONS       AVERAGE                   PRICE APPRECIATION
                           UNDERLYING      GRANTED TO      EXERCISE OR                   FOR OPTION TERM
                            OPTIONS       EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
NAME                        GRANTED       FISCAL 2002       ($/SHARE)       DATE       5%($)       10%($)
----                       ----------   ----------------   -----------   ----------   --------   ----------
E. Robert Roskind........     50,000         13.11%          $15.50       01/02/07    214,118      473,145
Richard J. Rouse.........     50,000         13.11%           15.50       01/02/07    214,118      473,145
T. Wilson Eglin..........     50,000         13.11%           15.50       01/02/07    214,118      473,145
Patrick Carroll..........     50,000         13.11%           15.50       01/02/07    214,118      473,145
William N. Cinnamond.....     50,000         13.11%           15.50       01/02/07    214,118      473,145

     Option Exercises/Value of Unexercised Options. The following table sets forth certain information concerning the exercise of share options during the fiscal year ended December 31, 2002 by each of the executive officers named in the Summary Compensation Table, and the year-end value of unexercised options held by such persons.

                   SHARE OPTION EXERCISES IN FISCAL YEAR 2002
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                            SHARES                   NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                           ACQUIRED               OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END
                              ON        VALUE     ---------------------------   ---------------------------
                           EXERCISE   REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
NAME                         (#)         ($)          (#)            (#)            ($)            ($)
----                       --------   ---------   -----------   -------------   -----------   -------------
E. Robert Roskind........   395,581   1,384,723      13,169        116,250          5,435        401,344
Richard J. Rouse.........   173,062     778,610      72,688        123,750        132,425        434,344
T. Wilson Eglin..........   237,338     935,164      47,000        123,750         27,425        434,344
Patrick Carroll..........    67,142     381,373      87,719         98,750        177,301        308,719
William N. Cinnamond.....     5,000       7,750      57,500         37,500         99,500         15,000

COMPENSATION OF TRUSTEES

     Each non-employee trustee receives an annual fee of $25,000 for service as a trustee. Such trustees currently receive $1,000 for each meeting of the Board of Trustees or any committee thereof attended by the trustee and reimbursement for expenses incurred in attending such meetings or $500 for telephonic meetings of the Board of Trustees. In addition, the chairpersons of the Audit Committee and Compensation Committee and the Lead Trustee receive an additional $7,500 per annum. Pursuant to the 1994 Outside Director Stock Plan, as amended, each non-employee trustee was required to receive not less than 50% of such trustee's fees in Common Shares based on a per share value equal to 95% of the trading value of Common Share as of the date of purchase. During 2002, all trustees elected to receive 100% of their trustee fees in Common Shares. Historically, non-employee trustees were granted annually non-qualified share options to purchase Common Shares at an exercise price equal to the fair market value of the Common Shares on the date of the grant. In 2002, 10,000 share options and 1,500 nonvested common shares which vest ratably over two years were granted to Messrs. Dohrmann, Glickman and Zachary. Effective January 1, 2003, the option program for all non-employee trustees was terminated.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with each of Messrs. Roskind, Rouse, Eglin, Carroll and Cinnamond as well as Mr. Paul R. Wood, Vice President, Chief Accounting Officer and Secretary. Each such agreement sets forth the terms of the named officer's employment by the Company including compensation and benefits. In addition, pursuant to each agreement, upon the occurrence of a "change in control" of the Company (including a change in ownership of more than fifty percent of the total combined voting power of the Company's outstanding securities, the sale of all or substantially all of the Company's assets, dissolution of the Company, the acquisition, except from the Company, of 20% or more of the Common Shares or voting shares of the Company or a change in the majority of the Board of Trustees) the named officers would be entitled to severance benefits equal to: (a) three times (for Messrs. Roskind, Rouse, Eglin and Carroll), two times (for Mr. Cinnamond) and one time (for Mr.
Wood) the officers' current annual base salary and recent annual bonus, as defined.

     In addition, the Company will, at its expense, provide continued health care coverage under the Company's medical/dental plans to the named officers and eligible dependents for three years for Messrs. Roskind, Rouse, Eglin and Carroll, two years for Mr. Cinnamond and one year for Mr. Wood.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three trustees each of whom is independent as independence is defined in the New York Stock Exchange's listing rules. The Audit Committee operates under a written charter approved by the Board of Trustees, a copy of which is attached as Appendix A to this proxy statement. During the fiscal year ended December 31, 2002, the Audit Committee was comprised of Messrs. Dohrmann, Glickman and Shaffer.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2002 financial statements. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for each of 2002 and 2001, and fees billed for other services rendered by KPMG LLP.

                                                                2002       2001
                                                              --------   --------
Audit fees(1)...............................................  $182,500   $283,100
Audit related fees..........................................        --      7,500
                                                              --------   --------
     Audit and audit related fees...........................  $182,500   $290,600
Tax fees(2).................................................  $ 82,000   $ 88,200
All other fees..............................................        --         --
                                                              --------   --------
     Total fees.............................................  $264,500   $378,800
                                                              ========   ========

---------------

(1) Audit fees include services rendered relating to the Company's 2002 and 2001 common share offerings and the Company's registration statement relating to the merger with the Net Partnerships.

(2) Tax fees consisted of fees for tax compliance services.

     The Audit Committee has determined that the non-audit services provided by the independent accountants are compatible with maintaining the accountants' independence.

                                          Audit Committee of the Board of
                                          Trustees

                                                Geoffrey Dohrmann
                                                Carl D. Glickman
                                                Jack A. Shaffer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of December 31, 2002, the Compensation Committee consisted of Messrs. Shaffer and Zachary. Neither Messrs. Shaffer nor Zachary are or have been executive officers of the Company. Mr. Zachary is a partner of Paul, Hastings, Janofsky & Walker LLP, which is the general counsel to the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES

     For the fiscal year ended December 31, 2002, all matters concerning executive compensation for the Co-Chief Executive Officers and other executive officers were considered and acted upon by the Compensation Committee of the Board of Trustees.

     Compensation Philosophy. The Company's compensation program for executive officers is based upon a desire to achieve both its short-term and long-term business goals and strategies with a view to enhancing Shareholder value. To achieve its goals, the Company recognizes that it must adopt a compensation program which will attract, retain and motivate qualified and experienced executive officers and that its compensation program should align the financial interests of its executive officers with those of its Shareholders.

     Compensation of Executive Officers (other than the Co-Chief Executive Officers). In approving the annual salary for the executive officers of the Company (other than the Co-Chief Executive Officers) for 2002, the Board of Trustees considered several factors, including the scope of the individual's responsibilities, competitive payment practices, the historical financial results of the Company and the anticipated financial performance of the Company. The compensation determination for each individual was largely subjective and no specific weight was given to any particular factor. In addition to their base salaries, these executive officers of the Company receive discretionary bonuses tied to the overall performance of the Company and their individual performances. In this regard, the Board of Trustees established specific performance goals for the payment of discretionary bonuses which are based on the per share growth in funds from operations, cash available for distributions, and funds available for distributions coupled with total annual Shareholder return, and also considered the results of a compensation study prepared for the Company by an independent outside compensation consulting firm (as described further below).

     Compensation of Co-Chief Executive Officers. As with the other executive officers, the Board of Trustees determined the annual salaries for the Co-Chief Executive Officers based upon a number of factors and criteria, including the historical financial results of the Company, the anticipated financial performance of the Company and the requirements of such Co-Chief Executive Officers. The compensation determination for each of the Co-Chief Executive Officers was largely subjective, and no specific weight was given to any particular factor. The Co-Chief Executive Officers of the Company are also eligible to receive discretionary bonuses tied to the overall performance of the Company and their individual performances. The Board of Trustees has established specific performance goals for the payment of discretionary bonuses which are the same as the other executive officers of the Company, and also considered the results of a compensation study prepared for the Company by an independent outside compensation consulting firm (as described further below).

     1998 Share Option Plan and 2002 Equity-Based Award Plan. The Company has traditionally provided its executive officers with the opportunity to acquire significant equity stakes in its growth and prosperity through the grant of Common Share options. Common Share options have commonly been awarded to executive officers at the time they join the Company and periodically thereafter. The exercise price of Common Share options has been tied to the fair market value of the Common Shares on the date of the grant, and therefore the options only had value as the trading value of the Common Shares increased. Grants of Common Share options to executive officers were generally made by the Compensation Committee based upon the recommendation of senior management and the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance and the number of outstanding and previously granted options available to such executive officer. The Company continued this practice during the year ended December 31, 2002. Based in part on the results of a compensation study prepared for the Company by an independent outside compensation consulting firm, the Company has recently determined that it is in the Company's best interest to cease granting Common Share options to its executive officers under its existing plans (the 1998 Share Option Plan and the 2002 Equity-Based Award Plan). However, other forms of compensation, including Common Share awards which are subject to a vesting schedule, may be granted to the Company's executive officers under the 2002 Equity-Based Award Plan.

     Compensation Study. In 2002, the Compensation Committee retained the services of an independent outside compensation consulting firm to review the Company's existing executive compensation program and to develop recommendations for bonuses in respect of 2002 and salary and bonus programs for 2003.

                                          Compensation Committee of the Board of
                                          Trustees

                                                Jack A. Shaffer
                                                Seth M. Zachary

PERFORMANCE GRAPH

     The graph and table set forth below compare the cumulative total Shareholder return on the Company's Common Shares for the period of December 31, 1997 through December 31, 2002 with the NAREIT Equity REIT Total Return Index, which includes all tax-qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System, the Morgan Stanley REIT Index, and the S&P 500 Index for the same period. The graph and table assume an investment of $100 in the Common Shares and in each index on December 31, 1997 (and the reinvestment of all dividends).

           THE PERIOD OF DECEMBER 31, 1997 THROUGH DECEMBER 31, 2002

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
Company/ Index Name    12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
--------------------------------------------------------------------------------------
 Lexington Corporate
  Properties Trust     $100.00    $ 88.46    $ 71.69    $102.86    $147.84    $164.25
 NAREIT Equity REIT
  Total Return Index   $100.00    $ 82.50    $ 78.69    $ 99.43    $113.29    $117.61
 Morgan Stanley REIT
  Index                $100.00    $ 83.10    $ 79.32    $100.59    $113.50    $117.64
 S&P 500 Index         $100.00    $128.58    $155.63    $141.46    $124.65    $ 97.10

                                 OTHER MATTERS

     The Board of Trustees is not aware of any business to come before the Annual Meeting other than the election of trustees. However, if any other matters should properly come before the Annual Meeting, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Independent Public Accountants, KPMG LLP, was engaged to perform the annual audit of the consolidated financial statements of the Company for the calendar year ended December 31, 2002. There are no affiliations between the Company and its partners, associates or employees, other than as pertaining to its engagement as independent auditors for the Company. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

     The Audit Committee of the Board of Trustees will submit its recommendation with respect to the engagement of independent public accountants at the meeting of the full Board of Trustees, which is expected to take place during the Company's second fiscal quarter. KPMG LLP has been the Company's independent public accountants since 1993.

                                 MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company has retained Mellon Investor Services, LLC, an outside proxy solicitation firm, in connection with the Annual Meeting. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, trustees, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone facsimile, email or other similar means without additional compensation.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any Shareholder proposal to take action at such meeting must be received at the office of the Company located at 355 Lexington Avenue, New York, New York 10017, no later than December 15, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Committee") of the Board of Trustees (the "Board") of Lexington Corporate Properties Trust (the "Trust") is appointed by the Board to (1) assist the Board in monitoring (A) the integrity of the financial statements of the Trust, (B) the qualifications and independence of the registered public accounting firm employed by the Trust (the "Independent Auditor"), (C) the performance of the personnel responsible for the Trust's internal audit function, including the personnel of any third-party employed by the Trust for the purpose of performing all or any portion of the Trust's internal audit function (collectively, the "Internal Auditors") and the Independent Auditor, and (D) the compliance by the Trust with legal and regulatory requirements relating to the foregoing, and (2) prepare any report required of the Committee by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Trust's annual proxy statement or other periodic report.

COMMITTEE MEMBERSHIP

     The Committee shall consist of no fewer than three members. The members of the Committee shall each meet the independence and experience requirements set forth in the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated by the SEC, the listing standards of the New York Stock Exchange and any other applicable laws, rules or regulations.

     The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be removed and replaced by, and in the sole discretion of, the Board. The Board shall designate one member of the Committee to serve as the chairperson of the Committee.

COMMITTEE OPERATING PROCEDURES

     The Committee shall hold a regular meeting once per quarter, and such additional meetings as the Committee members deem necessary or appropriate. The Committee shall report to the Board following all regular meetings and at such other times as the Committee members deem necessary or appropriate. The Secretary or an Assistant Secretary of the Trust, or a designee thereof, or another person designated by the Committee acting in coordination with the Secretary of the Trust, shall record minutes of all Committee meetings, and such minutes shall be maintained with the books and records of the Trust.

     The Committee shall fix such additional rules or procedures for the conduct of its business pursuant to this Charter as the Committee members deem necessary or appropriate. Any such additional rules or procedures shall be consistent with the Declaration of Trust and By-Laws of the Trust and this Charter, in each case as in effect from time to time, and shall be filed with this Charter in the books and records of the Trust.

     The Committee may form and delegate authority to subcommittees when and as the Committee deems necessary and appropriate, except as may be otherwise provided by this Charter.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

  FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. The Committee shall review and discuss with management and the Independent Auditor the annual audited financial statements and the quarterly financial statements, including the results of the Independent Auditor's reviews of the quarterly financial statements and the Trust's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each Form 10-K and Form 10-Q filed by the Trust.

     2. The Committee shall discuss with management and the Independent Auditor significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including:

          (a) any significant changes in the Trust's selection or application of accounting principles,

          (b) any major issues as to the adequacy of the Trust's internal controls,

          (c) the development, selection and disclosure of critical accounting estimates, and

          (d) analyses of the effect on the Trust's financial statements of alternative assumptions, estimates or methods permitted under generally accepted accounting principles ("GAAP").

     3. The Committee shall discuss with management the Trust's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     4. The Committee shall discuss with management and the Independent Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Trust's financial statements.

     5. The Committee shall discuss with management the Trust's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Trust's risk assessment and risk management policies.

     6. The Committee shall discuss with the Independent Auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including, without limitation:

          (a) the adoption of, or changes to, the Trust's significant auditing and accounting principles and practices as suggested by the Independent Auditor, the Internal Auditors or management.

          (b) the management letter provided by the Independent Auditor and the Trust's response to that letter.

          (c) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

 OVERSIGHT OF THE TRUST'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     7. The Committee shall meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

     8. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Independent Auditor, and the Independent Auditor shall report directly to the Committee.

     9. The Committee shall be responsible for the pre-approval of all auditing services and, to the extent permitted under applicable law, non-audit services to be provided to the Trust by the Independent Auditor. The Committee may delegate the authority to grant such preapprovals to one or more of its members. The decisions of any such member to preapprove any such activity shall be presented to the Committee at the next scheduled meeting.

     10. The Committee shall review the policies of the Independent Auditor to ensure the regular rotation of the lead (or coordinating) audit partner and the audit partner responsible for reviewing the audit as required by applicable law, rules or regulations.

     11. The Committee shall review the experience and qualifications of the lead (or coordinating) audit partner, the audit partner responsible for reviewing the audit and other appropriate senior members of the Independent Auditor.

     12. The Committee shall obtain and review a report from the Independent Auditor at least annually regarding:

          (a) all critical accounting policies and practices to be used,

          (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and

          (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

     13. The Committee shall obtain and review any reports received from management regarding:

          (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data, and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal controls.

     14. The Committee shall obtain and review a report from the Independent Auditor at least annually regarding:

          (a) the Independent Auditor's internal quality-control procedures,

          (b) any material issues raised by the most recent quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Independent Auditor,

          (c) any steps taken to deal with any such issues, and

          (d) all relationships between the Independent Auditor and the Trust.

     15. The Committee shall evaluate the qualifications, performance and independence of the Independent Auditor, including a review of whether the Independent Auditor's quality controls are adequate and whether the provision of non-audit services is compatible with maintaining the Independent Auditor's independence. In making this evaluation, the Committee shall take into account the opinions of management and the Internal Auditors. The Committee shall present its conclusions with respect to the Independent Auditor to the Board and may recommend that the Board take additional action to satisfy itself of the qualifications, performance and the independence of the Independent Auditor.

     16. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Independent Auditor on a regular basis.

     17. The Committee shall recommend to the Board policies for the Trust's hiring of employees or former employees of the Independent Auditor who were engaged on the Trust's account.

     18. When appropriate, the Committee shall discuss with the national office of the Independent Auditor issues on which they were consulted by the Trust's audit team and matters of audit quality and consistency.

 OVERSIGHT OF THE TRUST'S INTERNAL AUDIT FUNCTION

     19. The Committee shall review the appointment and replacement of the senior executive of the Trust responsible for overseeing the Internal Auditors.

     20. The Committee shall review the significant reports to management prepared by the Internal Auditors and management's responses.

     21. The Committee shall discuss with the Independent Auditor the responsibilities of the internal audit function, particular projects and activities to be undertaken by the Internal Auditors and the results of such projects and activities, budget and staffing issues and any recommended changes in the planned scope of the internal audit.

 COMPLIANCE OVERSIGHT RESPONSIBILITIES

     22.  The Committee shall obtain from the Independent Auditor assurance that
Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     23. The Committee shall obtain reports from management, the Independent Auditor and the senior executive of the Trust responsible for overseeing the Internal Auditors regarding the compliance or failure of compliance of the Trust with applicable legal requirements and the Trust's Code of Business Conduct and Ethics.

     24.  The Committee shall establish procedures for:

          (a) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters; and

          (b) the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting, internal controls or auditing matters.

     25. The Committee shall discuss with management and the Independent Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Trust's financial statements or accounting policies.

     26. The Committee shall discuss with the Trust's General Counsel or other legal counsel designated by the Committee legal matters that may have a material impact on the financial statements of the Trust's compliance policies.

 GENERAL

     27. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

     28. The Committee shall have the authority to engage independent counsel and other advisors, as the Committee members deem necessary and appropriate to carry out the Committee's duties under this Charter.

     29. The Committee shall meet with management, the Internal Auditors and the Independent Auditor in separate executive sessions at least quarterly. The Committee may also, to the extent it deems necessary or appropriate, meet with the Trust's investment bankers or financial analysts who follow the Trust. The Committee shall also have authority to request that any trustee, officer or employee of the Trust, the Trust's outside counsel or the Independent Auditor attend any meeting of the Committee.

     30. The Committee have such additional authority, duties and responsibilities as may be granted or assigned to the Committee by the Board from time to time.

LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to (i) plan or conduct audits, (ii) determine that the Trust's financial statements and disclosures are complete and accurate or are in accordance with GAAP or applicable rules and regulations or
(iii) monitor and control risk assessment and management. These are the responsibilities of management and the Independent Auditor.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                      LEXINGTON CORPORATE PROPERTIES TRUST

      The undersigned hereby appoints Patrick Carroll and Paul R. Wood proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Lexington Corporate Properties Trust standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Trust to be held May 21, 2003 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------






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--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE       Please          [ ]
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.       Mark Here
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR        for Address
PROPOSAL 1. THE BOARD OF TRUSTEES RECOMMENDS A VOTE          Change or
FOR PROPOSAL 1.                                              Comments
                                                             SEE REVERSE SIDE

(1) to elect eight trustees to serve until the 2004 Annual Meeting of Shareholders;

 FOR all nominees         WITHHELD AUTHORITY
listed to the right         to vote for all
(except as marked         nominees listed to
  to the contrary)            the right

       [ ]                       [ ]

Election of Trustees include:

01 E. Robert Roskind, 02 Richard J. Rouse, 03 T. Wilson Eglin, 04 Geoffrey Dohrmann, 05 Carl D. Glickman, 06 Kevin W. Lynch, 07 Jack A. Shaffer and 08 Seth
M. Zachary

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


                                                        FOR   AGAINST   ABSTAIN
(2) to transact such other business as may properly     [ ]     [ ]       [ ]
come before the 2003 Annual Meeting.


Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate or partnership official, please give full title as such and the full name of the entity on behalf of whom you are signing. If a partnership, please sign in partnership name by authorized person.


Dated:___________________________________________________________________, 2003



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                                    Signature



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                                    Signature




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                            - FOLD AND DETACH HERE -